                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                EXHIBIT 99.3

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
----------------------------------------------------------              ------------------------------------------
In re: PREMIER LASER SYSTEMS, INC., Debtor                              DEBTOR IN POSSESSION OPERATING REPORT
1 Argonaut, Suite 201, Aliso Viejo, CA 92656                            Report #: 15           Page: 1 of 3
SA00-12031RA                                                            For the period FROM: JUNE 1, 2001
                                                                                         TO: JUNE 30, 2001
----------------------------------------------------------              ------------------------------------------
1. Profit and loss Statement
  a.      Related to Business operations:
          -------------------------------
          Gross Sales / A/R Collected                    $        0.00
          Less: Sales Returns or Discounts                        0.00
                                                          -------------
                    Net Sales                                           $       0.00
          Less: Cost of Goods Sold                                              0.00
                                                                        -------------
                    Gross Profit                                                      $        0.00

          Less: Operating Expenses:
          -------------------------
          Officer Compensation                               11,538.50
          Salaries and Wages - Other Employees                4,465.85
                                                          -------------
                    Total Salaries and Wages                               16,004.35
          Employee Benefits and Pensions                        417.00        417.00
          Payroll Taxes                                       2,119.21
          Real Estate Taxes                                       0.00
          Federal and State Income Taxes                      3,000.00
                                                          -------------
                    Total Taxes                                             5,119.21
          Rent and Lease Expense                              2,400.00
          Outside Services                                   56,818.14
          Insurance                                          40,359.63
          Security/Alarm                                          0.00
          Utilities (Gas, Electricity, Water, Phone, etc.)      810.47
          Patent & Securities/Exchange Expenses               1,635.00
          Repairs, Maintenance & Gardening                      300.00
          Supplies, Office Exp., Photocopies, etc.            3,795.56
          Computers - Office & Demo Eqpt.                       970.86
          Moving & Storage of Records                         6,942.50
          Bank Charges                                            0.00
                                                          -------------
                    Total Other Operating Expenses                         114,032.16
                                                                        -------------
                    Total Operating Expenses                                             135,572.72
                                                                                       -------------
          NET GAIN/(LOSS) FROM BUSINESS OPERATIONS                                      (135,572.72)

 b.  Income Not Related to Business Operations
     -----------------------------------------
          Interest Income                                                  15,712.81
          Vendor Refunds                                                    5,622.86
          Health Insurance Payments-Employee, Capitation, Etc.                749.82
          Closure of Old Bank Account                                          46.00
          Gross Proceeds on Sales of Assets                                50,000.00
          Less: Orig Cost of Assets + Expenses of Sale                        125.00
          Net Gain/Loss on Sale of Assets                                       0.00
                                                                        -------------
          Total Non-Operating Income                                                      72,006.49
     Expenses Not Related to Business Operations
     -------------------------------------------
          Bankruptcy Fees - Misc.                                             150.00
          Court Approved Professional Fees                                  4,961.50
          Costs - Fax/Xerox/Postage                                           261.26
          Claims Review                                                       413.90
          Shareholders Ballot Mailer Re: Joint Plan of Liquidation         85,081.73
                                                                        -------------
          Total Non-Operating Expenses                                                    90,868.39
                                                                                       -------------

     NET INCOME (LOSS) FOR PERIOD                                                      $(154,434.62)
                                                                                       =============
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This financial statement has been prepared on the cash basis of accounting. As this is a liquidating case, the Debtor believes that an accrual based financial statement would be misleading.

--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 15                         Page 2 of 3
--------------------------------------------------------------------------------

2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition payable): SEE ATTACHMENT #1

                                          Accrued       Accounts     Accounts
                                          Payroll       Payable     Receivable
                                          -------       -------     ----------
       Current   Under 30 Days              $0          $17,940             $0
       Overdue   31 - 60 Days               $0           $2,221             $0
       Overdue   61 - 90 Days               $0               $0             $0
       Overdue   91 - 120 Days              $0               $0             $0
       Overdue   Over 121 Days              $0         $450,000       $622,342
                                       ----------      ---------     ----------
       TOTAL                                $0         $470,161       $622,342
                                       ==========      =========     ==========

3. Statement of Status of Payments to Secured Creditors and Lessors:


                                                                            Post Petition
                                           Amount of                       Payments Not Made
                          Frequency of       Each           Next Pay       -----------------
Creditor/Lessor           Payment           Payment            Due        Number        Amount
---------------           -------           -------            ---        ------        ------
SEE ATTACHMENT #2


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4. Tax Liability:

Gross Payroll Expense for Period:                        $    7,002.06
                                                         --------------
Gross Sales for Period Subject to Sales Tax              $        0.00
                                                         --------------

                                              Date         Amount
                                              Paid          Paid    Post Petition Taxes Still Owing
                                              ----          ----    -------------------------------
*Federal Payroll & Withholding Taxes                     $1,880.54  None
*State Payroll & Withholding Taxes                         $238.67
State Sales & Use Taxes - Estimated                     $50,000.00  Accountants Reconciling - Estimated
Real Property Taxes                                          $0.00  None

*Premier Laser Systems, Inc. is on full service with ADP Payroll processing.
They deduct all payroll taxes and remit to the correct taxing agency.


                                                                                                               Premium
5. Insurance Coverage           Carrier/Agent Name               Amount of Coverage         Policy Exp.          Paid
                                ------------------               ------------------            Date            Thru Date
                                                                                               ----            ---------
   Workers Compensation         HIH/Calco                        $1M,$1M,$1M                06/01/2001         06/01/2001
   Product/Completed Liab.      Medmarc/AON                      $10K ea, $100K agg.        03/20/2002         03/02/2001
                                                                 Self Ins. Ea. $50K
                                                                 $200 agg.
   * Liability                  Essex                            $4M ea, $4M agg            05/07/2002         05/07/2002 *
     Directors & Officers Liab. World Wide Facilities/RLI        $5M ea., $5m agg.          01/21/2004         01/21/2004
     Fire & Extended Coverage   Included in Property And General Liability Insurance
   * Property & Genl Liab.      Essex                            $1M ea., $2M agg.          05/07/2002         05/07/2002 *
        Theft                   Federal Insurance/AON            $75K & $75K                05/07/2002         05/07/2002 *
        Vehicle (Hired)         Federal Insurance/AON            $1M                        05/07/2002         05/07/2002 *
   * Umbrella Policy            Century Surety                                              05/05/2002         05/05/2002


*Premiums on insurance were paid 6/11/2001.

--------------------------------------------------------------------------------
Debtor in Possession Operating Report No. 15                         Page 3 of 3
--------------------------------------------------------------------------------

6. Questions

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


B. Has the Debtor in Possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X       No
      -----------


7. Statement of Unpaid Professional Fees (Post Petition Amounts Only):
                                                                              Total
    SEE ATTACHED STATEMENT # 3                                             Post-Petition
                                              Type of Professional            Amount
    Name of Professional                    (Attorney, Accountant / etc)      Unpaid
    --------------------                    ----------------------------      ------
    Knobbe, Marten, Olson & Bear              Attorney                      $98,276.64
    O'Melveny & Myers                         Attorney                     $514,267.22
    Winthrop & Couchet                        Attorney                     $327,160.32
    Squar Milner Rheel & Williamson           Accountants        May/Jun    $27,707.00



8. Narrative of Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary).

    SEE ATTACHMENT #4

9. Quarterly Fees:

                                   Total                                                                          Quarterly
               Quarter         Disbursements      Quarterly        Date           Amount          Check             Fee
                Ending          For Quarter          Fee           Paid            Paid          Number         Still Owing
                ------          -----------          ---           ----            ----          ------         -----------
              03/31/2000           $69,829           $500        04/27/2000          $500      10035/10038          $0
              06/30/2000          $790,305         $3,750        07/19/2000        $3,750         10352             $0
              09/30/2000          $683,186         $3,750        10/16/2000        $3,750         10567             $0
              12/31/2000        $1,251,798         $5,000        01/04/2001        $5,000          114              $0
              03/31/2001          $503,229         $3,750        04/27/2001        $3,750         2073              $0
              06/30/2001          $654,146         $3,750        07/11/2001        $3,750         5094              $0



I, Robert P. Mosier, President , declare under penalty of perjury that the information contained in the above Debtor In Possession Operating Report is true and Complete to the best of my knowledge.




----------------------        --------------------------------------------------
Dated                         Robert P. Mosier,
                              President, Debtor in Possession


                                 ATTACHMENT # 2
                                   June 2001

3. STATEMENT OF STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS:

------------------------------------------------------------------------------------------------------------------------------------
                                         Frequency                                 Post Petition
                                         of Payments     Amount      Next        Payments Not Made                Notes
      Creditor/                          per Contract/   of Each    Payment   -----------------------  -----------------------------
      Lessor                             Lease           Payment     Due        Number     Amount
------------------------------------------------------------------------------------------------------------------------------------
    1 William Simmons                    Monthly         2,000.00    July                              4 month office lease
    2 Konica(1)                          Monthly           217.58    July          1      2,200.00     Fax machine, 2028 copier
    3 Konica(1)                          Monthly           328.31    July          1                   7490 Copier
    3 Konica(1)                          Monthly           388.42    July          1      5,000.00     7050 Copier, no stip
    5 Pitney Bowes Credit Corporation(1) Quarterly       1,395.00                  -     Zero owed     Equip. retrieved
    6 Steelcase Financial Services(3)    Monthly           381.94    July          1      2,056.00     Equip. sold to Intralase
    7 Dell(1)                            Monthly           965.83                        Zero owed     Equip. retrieved
    8 Green Tree(1)                      Monthly           778.23                        Zero owed     Equip. retrieved, laptops
    9 IC Capital(2)                      Monthly           483.78    July                              no stip yet.
   10 Intelenet                          Monthly           474.00    July          1        505.00     Cancel as of 3/1/01
------------------------------------------------------------------------------------------------------------------------------------


    1 Signed Stipulation
    2 O'Melveny handling in court
    3 Under Negotiation
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

                                  ATTACHMENT #3
                                  May 31, 2001

Professionals                     >120 Days          91-120 Days    61-90 Days    31-60 Days    <30 Days          Total
---------------------------------------------------------------------------------------------------------------------------
Squar Milner                                                                      12,230.00      15,477.00       27,707.00
O'Melveny & Myers                    334,857.51       52,767.88     56,575.00     70,066.83           0.00      514,267.22
Winthrop & Couchot                   169,105.34       40,841.49     20,112.20     33,991.30      63,109.99      327,160.32
Knobbe, Marten, Olson, & Bear         47,681.86        6,740.85     22,394.71     13,292.42       8,166.80       98,276.64
---------------------------------------------------------------------------------------------------------------------------

Total Professional Fees              503,962.85       93,609.37     76,687.20    116,288.13      86,753.79      967,411.18



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